Other assets	12 Months Ended
Dec. 31, 2018
Disclosure of other assets [abstract]
Other assets
11 Other assets

Other assets by type
	2018	2017
Net defined benefit assets	527	542
Investment properties	54	65
Property development and obtained from foreclosures	124	137
Accrued interest and rents[1]	51	4,528
Other accrued assets	732	753
Amounts to be settled	4,248	4,097
Other	2,696	2,965
	8,433	13,087

1 As per 1 January 2018 accrued interest is included in the corresponding balance sheet item of the host contract, reference is made to note 1 Accounting policies. The remaining balance consists primarily of prepaid rents.

Disclosures in respect of Net defined benefit assets are provided in Note 37 ‘Pension and other post-employment benefits’.

Amounts to be settled

Amounts to be settled are primarily transactions not settled at the balance sheet date. They are short term in nature and are expected to settle shortly after the balance sheet date.

Other

Other assets - Other relates mainly to other receivables in the normal course of business and include, amongst others, accruals for mortgage and credit card repayments. For 2018, this also includes a receivable at the Dutch level (from NN Group) regarding tax due by ING Australia Holdings Ltd related to the years 2007-2013, for which a full reimbursement is expected to be received from NN Group. As of 31 December 2018 the receivable due from NN Group including interest amounts to EUR 107 million.